SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                     FORM 8-K

                                  CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  January 12, 1999


                          VALASSIS COMMUNICATIONS, INC.
                          -----------------------------
           (Exact name of registrant as specified in its charter)

          Delaware                     1-10991                 38-2760940
     ------------------              -----------            ---------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No)

      19975 Victor Parkway, Livonia, Michigan                 48152
      ----------------------------------------              ---------
      (Address of principal executive office)               (Zip Code)


    Registrant's telephone number, including area code:  734-591-3000






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Item 5.   Other Events

     On January 12, 1999, the Company announced the completion of a debt restructuring plan. A copy of the Company's press release is filed as an Exhibit to this Form 8-K.



Item 7.   Financial Statements and Exhibits

Exhibit 99.1  Press Release of Valassis Communications, Inc.
              dated January 12, 1999.











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

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VALASSIS COMMUNICATIONS, INC.



                                   By:  /s/Robert L. Recchia
                                        ------------------------
                                        Robert L. Recchia
                                        Chief Financial Officer



Dated:  January 13, 1999










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